UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2020

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13-2646102
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue, New York, NY	10065-8087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 521-2000

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Reference is made to the information disclosed under Item 8.01 below, which information is incorporated herein by reference. Under the Securities and Exchange Commission Division of Corporation Finance’s Financial Reporting Manual, the deconsolidation of a subsidiary, such as the one described in Item 8.01 below, is included in the definition of “disposition” for purposes of Item 2.01 of Form 8-K.

Item 8.01	Other Events.

On April 26, 2020 (the “Filing Date”), Loews Corporation’s (“Loews”) approximately 53% owned subsidiary, Diamond Offshore Drilling, Inc., and certain of its direct and indirect subsidiaries (collectively “Diamond”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). Diamond filed motions with the Bankruptcy Court seeking authorization to continue to operate its business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Through the Filing Date, Diamond’s results continue to be consolidated into Loews’s financial statements and Loews recognizes in its earnings its proportionate share of Diamond’s losses.

Effective as of the Filing Date, Loews will no longer consolidate Diamond’s results in its financial statements. Following deconsolidation, Loews will account for its interest in Diamond using the cost method of accounting and initially record its investment at the estimated fair value on the Filing Date.

In connection with the deconsolidation, Loews expects to record in the second quarter of 2020 a significant non-cash loss to recognize the difference between the carrying value and estimated fair value of its interest in Diamond as of the Filing Date.

Loews’s carrying value of Diamond at December 31, 2019 was $1.5 billion.

Loews is not responsible for, and does not provide guarantees of, the liabilities and obligations of its subsidiaries, including Diamond.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Condensed Financial Information of the Registrant, which reflects the disposition described in Item 2.01, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.

99.1	Unaudited Pro Forma Consolidated Condensed Financial Information.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2020

LOEWS CORPORATION

By:	/s/ Marc A. Alpert
Name:	Marc A. Alpert
Title:	Senior Vice President, General Counsel and Secretary